EXHIBIT 10.6

EXECUTION VERSION
FIRST AMENDMENT TO
THE SERIES 2023-2 SUPPLEMENT
This FIRST AMENDMENT TO SERIES 2023-2 SUPPLEMENT (this “Amendment”), dated as of February 5, 2024 amends the Series 2023-2 Supplement (the “Series 2023-2 Supplement”), dated as of January 17, 2023, among AVIS BUDGET RENTAL CAR FUNDING (AESOP) LLC, a special purpose limited liability company established under the laws of Delaware (“ABRCF”) and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., a national banking association, as trustee (in such capacity, the “Trustee”) and as agent for the benefit of the Series 2023-2 Noteholders (in such capacity, the “Series 2023-2 Agent”), to the Second Amended and Restated Base Indenture, dated as of June 3, 2004, between ABRCF and the Trustee (as amended, modified or supplemented from time to time, exclusive of Supplements creating a new Series of Notes, the “Base Indenture”). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided therefor in the Definitions List attached as Schedule I to the Base Indenture (as amended through the date hereof) or the Series 2023-2 Supplement, as applicable.
W I T N E S S E T H:
WHEREAS, pursuant to Section 12.2 of the Base Indenture, any Supplement thereto may be amended (i) with the consent of ABRCF, the Trustee, any applicable Enhancement Provider and in connection with certain amendments, either the Required Noteholders of a Series of Notes or each affected Noteholder, as applicable and (ii) upon satisfying the Rating Agency Consent Condition;
WHEREAS, pursuant to Section 5.7 of the Series 2023-2 Supplement, the Series 2023-2 Supplement may be amended in accordance the terms of the Base Indenture;
WHEREAS, the parties desire to amend the Series 2023-2 Supplement to revise the definition of “Class C Note Rate” and to make conforming revisions in connection therewith;
WHEREAS, the Issuer has determined that the Class C Noteholders and the Class R Noteholders are the affected Noteholders with respect to the revisions contemplated hereby; and
WHEREAS, ABRCF has requested the Trustee, the Series 2023-2 Agent and the affected Noteholders to, and, upon the effectiveness of this Amendment, ABRCF, the Trustee, the Series 2023-2 Agent, the Class C Noteholders and the Class R Noteholders have agreed to, make the amendments described above as set forth herein.
NOW, THEREFORE, it is agreed:
1.Amendments. The Series 2023-2 Supplement is hereby amended by deleting the stricken text (indicated in the same manner as the following example: ~~stricken text~~) and adding the inserted text (indicated in the same manner as the following example: inserted text) as set forth on the pages of the Series 2023-2 Supplement attached as Exhibit A hereto.

2.Direction. By their signatures hereto, each of the undersigned (excluding The Bank of New York Mellon Trust Company, N.A., in its capacity as Trustee and Series 2023-2 Agent) hereby authorize and direct the Trustee and Series 2023-2 Agent to execute this Amendment and take any and all further action necessary or appropriate to give effect to the transaction contemplated hereby.
3.This Amendment is limited as specified and, except as expressly stated herein, shall not constitute a modification, acceptance or waiver of any other provision of the Series 2023-2 Supplement.
4.This Amendment shall become effective on the date hereof upon satisfaction of the Rating Agency Consent Condition. From and after the date hereof, all references to the Series 2023-2 Supplement shall be deemed to be references to the Series 2023-2 Supplement as amended hereby.
5.This Amendment may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or electronic mail in a “pdf” file shall be effective as delivery of a manually executed counterpart of this Amendment. The parties agree that this Amendment may be executed and delivered by electronic signatures and that the signatures appearing on this Amendment are the same as handwritten signatures for the purposes of validity, enforceability and admissibility. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment or any document to be signed in connection with this Amendment shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form. Any document accepted, executed or agreed to in conformity with such laws will be binding on all parties hereto to the same extent as if it were physically executed and each party hereby consents to the use of any third party electronic signature capture service providers as may be reasonably chosen by a signatory hereto.
6.THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
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IN WITNESS WHEREOF, each of the parties hereto have caused this Amendment to be duly executed by their respective duly authorized officers as of the date above first written.

AVIS BUDGET RENTAL CAR FUNDING
(AESOP) LLC, as Issuer

By: /s/ David Calabria
Name: David Calabria
Title: Senior Vice President and Treasurer

THE BANK OF NEW YORK MELLON
TRUST COMPANY, N.A., as Trustee and
Series 2023-2 Agent

By: /s/ Mitchell L. Brumwell
Name: Mitchell L. Brumwell
Title: Vice President

AGREED, ACKNOWLEDGED AND CONSENTED:

AVIS BUDGET RENTAL CAR
FUNDING (AESOP) LLC,
as Class C Noteholder

By: /s/ David Calabria
Name: David Calabria
Title: Senior Vice President and Treasurer

AESOP LEASING L.P.,
as Class R Noteholder

By: AESOP LEASING CORP., as its general partner

By: /s/ David Calabria
Name: David Calabria
Title: Senior Vice President and Treasurer

Exhibit A

Amendments to Series 2023-2 Supplement

Conformed through
First Amendment dated February 5, 2024

~~Execution Version~~

AVIS BUDGET RENTAL CAR FUNDING (AESOP) LLC,
as Issuer
and
THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
as Trustee and Series 2023-2 Agent
_____________________
SERIES 2023-2 SUPPLEMENT
dated as of
January 17, 2023
to
SECOND AMENDED AND RESTATED BASE INDENTURE
dated as of June 3, 2004
_____________________

Series 2023-2 5.20% Rental Car Asset Backed Notes, Class A
Series 2023-2 6.03% Rental Car Asset Backed Notes, Class B
Series 2023-2 ~~8.55~~6.18% Rental Car Asset Backed Notes, Class C
Series 2023-2 10.476% Rental Car Asset Backed Notes, Class R

SERIES 2023-2 SUPPLEMENT, dated as of January 17, 2023 (this "Supplement"), among AVIS BUDGET RENTAL CAR FUNDING (AESOP) LLC, a special purpose limited liability company established under the laws of Delaware ("ABRCF"), THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A. (formerly known as The Bank of New York), a limited purpose national banking association with trust powers, as trustee (in such capacity, and together with its successors in trust thereunder as provided in the Base Indenture referred to below, the "Trustee"), and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A. (formerly known as The Bank of New York), as agent (in such capacity, the "Series 2023-2 Agent") for the benefit of the Series 2023-2 Noteholders, to the Second Amended and Restated Base Indenture, dated as of June 3, 2004, between ABRCF and the Trustee (as amended, modified or supplemented from time to time, exclusive of Supplements creating a new Series of Notes, the "Base Indenture").
PRELIMINARY STATEMENT
WHEREAS, Sections 2.2 and 12.1 of the Base Indenture provide, among other things, that ABRCF and the Trustee may at any time and from time to time enter into a supplement to the Base Indenture for the purpose of authorizing the issuance of one or more Series of Notes;
NOW, THEREFORE, the parties hereto agree as follows:
DESIGNATION
There is hereby created a Series of Notes to be issued pursuant to the Base Indenture and this Supplement, and such Series of Notes shall be designated generally as the "Series 2023-2 Rental Car Asset Backed Notes". The Series 2023-2 Notes shall be issued in up to five Classes, the first of which shall be known as the "Class A Notes", the second of which shall be known as the "Class B Notes", the third of which shall be known as the "Class C Notes", the fourth of which shall be known as the "Class R Notes" and the fifth of which, if issued, shall be known as the "Class D Notes".
On the Series 2023-2 Closing Date, ABRCF shall issue (i) one tranche of Class A Notes, which shall be designated as the "Series 2023-2 5.20% Rental Car Asset Backed Notes, Class A", (ii) one tranche of Class B Notes, which shall be designated as the "Series 2023-2 6.03% Rental Car Asset Backed Notes, Class B", (iii) one tranche of Class C Notes, which shall be designated as the "Series 2023-2 ~~8.55~~6.18% Rental Car Asset Backed Notes, Class C" and (iv) one tranche of Class R Notes, which shall be designated the "Series 2023-2 10.476% Rental Car Asset Backed Notes, Class R".
Subsequent to the Series 2023-2 Closing Date, ABRCF may on any date during the Series 2023-2 Revolving Period offer and sell additional Series 2023-2 Notes subject to the conditions set forth in Section 5.15. Such additional Series 2023-2 Notes, if issued, shall be designated as the "Series 2023-2 Rental Car Asset Backed Notes, Class D" and shall be referred to herein as the "Class D Notes".
    The Class A Notes, Class B Notes, Class C Notes, Class D Notes, if issued, and Class R Notes collectively, constitute the Series 2023-2 Notes. The Class B Notes shall be

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an amount equal to the product of (A) one-twelfth of the Class B Note Rate and (B) the Class B Invested Amount on the first day of such Series 2023-2 Interest Period, after giving effect to any principal payments made on such date.
"Class B Note" means any one of the Series 2023-2 6.03% Rental Car Asset Backed Notes, Class B, executed by ABRCF and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit B-1, Exhibit B-2 or Exhibit B-3. Definitive Class B Notes shall have such insertions and deletions as are necessary to give effect to the provisions of Section 2.18 of the Base Indenture.
"Class B Note Rate" means 6.03% per annum.
"Class B Noteholder" means the Person in whose name a Class B Note is registered in the Note Register.
"Class B Shortfall" has the meaning set forth in Section 2.3(g)(ii).
"Class C Carryover Controlled Amortization Amount" means, with respect to any Related Month during the Series 2023-2 Controlled Amortization Period, the amount, if any, by which the portion of the Monthly Total Principal Allocation paid to the Class C Noteholders pursuant to Section 2.5(e)(iii) for the previous Related Month was less than the Class C Controlled Distribution Amount for the previous Related Month; provided, however, that for the first Related Month in the Series 2023-2 Controlled Amortization Period, the Class C Carryover Controlled Amortization Amount shall be zero.
"Class C Controlled Amortization Amount" means, (i) with respect to any Related Month during the Series 2023-2 Controlled Amortization Period other than the Related Month immediately preceding the Series 2023-2 Expected Final Distribution Date, $6,123,333.33 and (ii) with respect to the Related Month immediately preceding the Series 2023-2 Expected Final Distribution Date, $6,123,333.35.
"Class C Controlled Distribution Amount" means, with respect to any Related Month during the Series 2023-2 Controlled Amortization Period, an amount equal to the sum of the Class C Controlled Amortization Amount and any Class C Carryover Controlled Amortization Amount for such Related Month.
"Class C Initial Invested Amount" means the aggregate initial principal amount of the Class C Notes, which is $36,740,000.
"Class C Invested Amount" means, when used with respect to any date, an amount equal to (a) the Class C Initial Invested Amount minus (b) the amount of principal payments made to Class C Noteholders on or prior to such date.
"Class C Monthly Interest" means, (A) for so long as ABRCF owns 100% of the Class C Notes, $0 and (B) if ABRCF owns less than 100% of the Class C Notes, with respect to (i) the initial Series 2023-2 Interest Period with respect to the Class C Notes, an amount equal to $~~287,949.75~~283,816.50 and (ii) any other Series 2023-2 Interest Period, an amount equal to the product of (A) one-twelfth of the Class C Note Rate and (B) the Class C Invested Amount on the

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first day of such Series 2023-2 Interest Period, after giving effect to any principal payments made on such date.
"Class C Note" means any one of the Series 2023-2 ~~8.55~~6.18% Rental Car Asset Backed Notes, Class C, executed by ABRCF and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit C-1, Exhibit C-2 or Exhibit C-3. Definitive Class C Notes shall have such insertions and deletions as are necessary to give effect to the provisions of Section 2.18 of the Base Indenture.
"Class C Note Rate" means ~~8.55~~6.18% per annum.
"Class C Noteholder" means the Person in whose name a Class C Note is registered in the Note Register.
"Class C Shortfall" has the meaning set forth in Section 2.3(g)(iii).
"Class D Noteholder" means the Person in whose name a Class D Note is registered in the Note Register.
"Class D Notes" has the meaning set forth in the preamble.
"Class R Controlled Amortization Amount" means, (i) with respect to any Related Month during the Series 2023-2 Controlled Amortization Period other than the Related Month immediately preceding the Series 2023-2 Expected Final Distribution Date, $0 and (ii) with respect to the Related Month immediately preceding the Series 2023-2 Expected Final Distribution Date, the sum of (x) $21,300,000 and (y) the aggregate principal amount of any Additional Class R Notes.
"Class R Initial Invested Amount" means the aggregate initial principal amount of the Class R Notes, which is $21,300,000.
"Class R Invested Amount" means, when used with respect to any date, an amount equal to (a) the Class R Initial Invested Amount plus (b) the aggregate principal amount of any Additional Class R Notes issued on or prior to such date minus (b) the amount of principal payments made to Class R Noteholders on or prior to such date.
"Class R Monthly Interest" means, with respect to (i) the initial Series 2023-2 Interest Period, an amount equal to $204,540.58 and (ii) any other Series 2023-2 Interest Period, an amount equal to the product of (A) one-twelfth of the Class R Note Rate and (B) the Class R Invested Amount on the first day of such Series 2023-2 Interest Period, after giving effect to any principal payments made on such date.
"Class R Note" means any one of the Series 2023-2 10.476% Rental Car Asset Backed Notes, Class R, executed by ABRCF and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit D-1, Exhibit D-2 or Exhibit D-3. Definitive Class R Notes shall have such insertions and deletions as are necessary to give effect to the provisions of Section 2.18 of the Base Indenture.

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equal to the aggregate Net Book Value of all Vehicles manufactured by Tesla and leased under the Leases divided by the aggregate Net Book Value of all Vehicles leased under the Leases minus (y) 15 percentage points.
"Series 2023-2 Expected Final Distribution Date" means the October 2026 Distribution Date.
"Series 2023-2 Final Distribution Date" means the October 2027 Distribution Date.
"Series 2023-2 Interest Period" means a period commencing on and including a Distribution Date and ending on and including the day preceding the next succeeding Distribution Date; provided, however, that (x) the initial Series 2023-2 Interest Period for the Class A Notes and the Class B Notes shall commence on and include the Series 2023-2 Closing Date and end on and include February 20, 2023 and (y) the initial Series 2023-2 Interest Period for the Class C Notes shall commence on and include February 5, 2024 and end on and include March 19, 2024.
"Series 2023-2 Invested Amount" means, as of any date of determination, the sum of the Class A Invested Amount as of such date, the Class B Invested Amount as of such date, the Class C Invested Amount as of such date and the Class R Invested Amount as of such date.
"Series 2023-2 Invested Percentage" means as of any date of determination:
(1)when used with respect to Principal Collections, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which shall be equal to the sum of the Series 2023-2 Invested Amount and the Series 2023-2 Overcollateralization Amount, determined during the Series 2023-2 Revolving Period as of the end of the Related Month (or, until the end of the initial Related Month, on the Series 2023-2 Closing Date), or, during the Series 2023-2 Controlled Amortization Period and the Series 2023-2 Rapid Amortization Period, as of the end of the Series 2023-2 Revolving Period, and the denominator of which shall be the greater of (I) the Aggregate Asset Amount as of the end of the Related Month or, until the end of the initial Related Month, as of the Series 2023-2 Closing Date, and (II) as of the same date as in clause (I), the sum of the numerators used to determine the invested percentages for allocations with respect to Principal Collections (for all Series of Notes and all classes of such Series of Notes); and
(2)when used with respect to Interest Collections, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which shall be the Accrued Amounts with respect to the Series 2023-2 Notes on such date of determination, and the denominator of which shall be the aggregate Accrued Amounts with respect to all Series of Notes on such date of determination. For so long as ABRCF owns 100% of the Class C Notes, the accrued and unpaid interest with respect to the Class C Notes shall be $0 for purposes of calculating the Accrued Amounts with respect to the Series 2023-2 Notes.
"Series 2023-2 Lease Interest Payment Deficit" means, on any Distribution Date, an amount equal to the excess, if any, of (1) the excess, if any, of (a) the aggregate amount of Interest Collections which pursuant to Section 2.2(a), (b), (c) or (d) would have been allocated to

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Exhibit C-1

QUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.
THE PRINCIPAL OF THIS CLASS C NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS C NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.
AVIS BUDGET RENTAL CAR FUNDING (AESOP) LLC
SERIES 2023-2 ~~8.55~~6.18% RENTAL CAR ASSET
BACKED NOTES, CLASS C
AVIS BUDGET RENTAL CAR FUNDING (AESOP) LLC, a Delaware limited liability company (herein referred to as the "Company"), for value received, hereby promises to pay to
Cede    &    Co.,    or    registered    assigns,    the    principal    sum    of
[________________________________] DOLLARS, which amount shall be payable in the amounts and at the times set forth in the Indenture; provided, however, that the entire unpaid principal amount of this Class C Note shall be due on the Series 2023-2 Final Distribution Date, which is the October 2027 Distribution Date. However, principal with respect to the Class C Notes may be paid earlier or later under certain limited circumstances described in the Indenture. The Company will pay interest on this Class C Note at the Class C Note Rate. Such interest shall be payable on each Distribution Date until the principal of this Class C Note is paid or made available for payment. Interest on this Class C Note will accrue for each Distribution Date from the most recent Distribution Date on which interest has been paid to but excluding such Distribution Date or, if no interest has yet been paid, from ~~January 17~~February 5, ~~2023~~2024. Interest with respect to the Class C Notes will be calculated in the manner provided in the Indenture. Such principal of and interest on this Class C Note shall be paid in the manner specified on the reverse hereof.
The principal of and interest on this Class C Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Company with respect to this Class C Note shall be applied first to interest due and payable on this Class C Note as provided above and then to the unpaid principal of this Class C Note. This Class C Note does not represent an interest in, or an obligation of, Original AESOP, AESOP Leasing, AESOP Leasing II, ABCR, BRAC, ARAC or any affiliate of Original AESOP, AESOP Leasing, AESOP Leasing II, ABCR, BRAC or ARAC, other than the Company.
Interests in this Class C Note are exchangeable or transferable in whole or in part for interests in a Restricted Global Note if this Class C Note is a Temporary Global Note, or for interests in a Temporary Global Note or a Permanent Global Note if this Class C Note is a Restricted Global Note (each as defined in the Base Indenture), in each case of the same Class and Series, provided

Exhibit C-1

[REVERSE OF CLASS C NOTE]
This Class C Note is one of a duly authorized issue of Class C Notes of the Company, designated as its Series 2023-2 ~~8.55~~6.18% Rental Car Asset Backed Notes, Class C (herein called the "Class C Notes"), all issued under (i) a Second Amended and Restated Base Indenture, dated as of June 3, 2004 (such Base Indenture, as may be further amended, restated, supplemented or modified in accordance with its terms (exclusive of any Supplements thereto creating a new Series of Notes), is herein called the "Base Indenture"), between the Company, as Issuer, and The Bank of New York Mellon Trust Company, N.A. (as successor in interest to The Bank of New York), as trustee (the "Trustee," which term includes any successor Trustee under the Base Indenture), and (ii) a Series 2023-2 Supplement, dated as of January 17, 2023 (such supplement, as may be amended or modified, is herein called the "Series 2023-2 Supplement"), among the Company, the Trustee and The Bank of New York Mellon Trust Company, N.A., as Series 2023-2 Agent. The Base Indenture and the Series 2023-2 Supplement are referred to herein as the "Indenture". The Class C Notes are subject to all terms of the Indenture. To the extent not defined herein, all terms used in this Class C Note that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture.
The Class C Notes are and will be equally and ratably secured by the Series 2023-2 Collateral pledged as security therefor as provided in the Indenture.
Interest on the Class C Notes will be payable on each Distribution Date specified in and in the amounts described in the Indenture. "Distribution Date" means the 20th day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing on ~~February 21~~March 20, ~~2023~~2024.
Commencing on the Distribution Date following the second Determination Date during the Series 2023-2 Controlled Amortization Period, payments with respect to principal will be made on the Class C Notes. In addition, beginning on the first Distribution Date during the Series 2023-2 Rapid Amortization Period on which the Class A Notes and the Class B Notes have been paid in full, payments with respect to principal will be made on the Class C Notes. As described above, the entire unpaid principal amount of this Class C Note shall be due and payable on the Series 2023-2 Final Distribution Date. Notwithstanding the foregoing, if an Amortization Event, Liquidation Event of Default, Waiver Event or Series 2023-2 Limited Liquidation Event of Default shall have occurred and be continuing then, in certain circumstances, principal on the Class C Notes may be paid earlier, as described in the Indenture. All payments of interest on, and principal of, the Class C Notes will be subordinated to the payment of interest on, and principal of, as applicable, the Class A Notes and the Class B Notes, as set forth in the Series 2023-2 Supplement. All principal payments on the Class C Notes shall be made pro rata to the Noteholders entitled thereto.
Payments of interest on this Class C Note due and payable on each Distribution Date, together with the installment of principal then due, if any, to the extent not in full payment of this Class C Note, shall be made by wire transfer for credit to the account designated by the Holder of record of this Class C Note (or one or more predecessor Class C Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Class C Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to

Exhibit C-2

CLEARING AGENCY OR TO A NOMINEE OF SUCH SUCCESSOR CLEARING AGENCY. UNLESS THIS CLASS C NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CLASS C NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.
THE PRINCIPAL OF THIS CLASS C NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS C NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.
INTERESTS IN THIS TEMPORARY GLOBAL NOTE MAY ONLY BE HELD BY NON-U.S. PERSONS AS SUCH TERM IS DEFINED IN REGULATION S OF THE SECURITIES ACT, AND MAY ONLY BE HELD IN BOOK-ENTRY FORM THROUGH EUROCLEAR OR CLEARSTREAM.
AVIS BUDGET RENTAL CAR FUNDING (AESOP) LLC
SERIES 2023-2 ~~8.55~~6.18% RENTAL CAR
ASSET BACKED NOTES, CLASS C
AVIS BUDGET RENTAL CAR FUNDING (AESOP) LLC, a Delaware limited liability company (herein referred to as the "Company"), for value received, hereby promises to pay to
Cede & Co., or registered assigns, the principal sum of [_____________________________] DOLLARS (or such lesser amount as shall be the outstanding principal amount of this Temporary Global Note shown in Schedule A hereto), which amount shall be payable in the amounts and at the times set forth in the Indenture; provided, however, that the entire unpaid principal amount of this Class C Note shall be due on the Series 2023-2 Final Distribution Date, which is the October 2027 Distribution Date. However, principal with respect to the Class C Notes may be paid earlier or later under certain limited circumstances described in the Indenture. The Company will pay interest on this Class C Note at the Class C Note Rate. Such interest shall be payable on each Distribution Date until the principal of this Class C Note is paid or made available for payment. Interest on this Class C Note will accrue for each Distribution Date from the most recent Distribution Date on which interest has been paid to but excluding such Distribution Date or, if no interest has yet been paid, from ~~January 17~~February 5, ~~2023~~2024. Interest with respect to the Class C Notes will be calculated in the manner provided in the Indenture. Such principal of and interest on this Class C Note shall be paid in the manner specified on the reverse hereof.

Exhibit C-2

[REVERSE OF CLASS C NOTE]
This Class C Note is one of a duly authorized issue of Class C Notes of the Company, designated as its Series 2023-2 ~~8.55~~6.18% Rental Car Asset Backed Notes, Class C (herein called the "Class C Notes"), all issued under (i) a Second Amended and Restated Base Indenture, dated as of June 3, 2004 (such Base Indenture, as may be further amended, restated, supplemented or modified in accordance with its terms (exclusive of any Supplements thereto creating a new Series of Notes), is herein called the "Base Indenture"), between the Company, as Issuer, and The Bank of New York Mellon Trust Company, N.A. (as successor in interest to The Bank of New York), as trustee (the "Trustee," which term includes any successor Trustee under the Base Indenture), and (ii) a Series 2023-2 Supplement, dated as of January 17, 2023 (such supplement, as may be amended or modified, is herein called the "Series 2023-2 Supplement"), among the Company, the Trustee and The Bank of New York Mellon Trust Company, N.A., as Series 2023-2 Agent. The Base Indenture and the Series 2023-2 Supplement are referred to herein as the "Indenture". The Class C Notes are subject to all terms of the Indenture. To the extent not defined herein, all terms used in this Class C Note that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture.
The Class C Notes are and will be equally and ratably secured by the Series 2023-2 Collateral pledged as security therefor as provided in the Indenture.
Interest on the Class C Notes will be payable on each Distribution Date specified in and in the amounts described in the Indenture. "Distribution Date" means the 20th day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing on ~~February 21~~March 20, ~~2023~~2024.
Commencing on the Distribution Date following the second Determination Date during the Series 2023-2 Controlled Amortization Period, payments with respect to principal will be made on the Class C Notes. In addition, beginning on the first Distribution Date during the Series 2023-2 Rapid Amortization Period on which the Class A Notes and the Class B Notes have been paid in full, payments with respect to principal will be made on the Class C Notes. As described above, the entire unpaid principal amount of this Class C Note shall be due and payable on the Series 2023-2 Final Distribution Date. Notwithstanding the foregoing, if an Amortization Event, Liquidation Event of Default, Waiver Event or Series 2023-2 Limited Liquidation Event of Default shall have occurred and be continuing then, in certain circumstances, principal on the Class C Notes may be paid earlier, as described in the Indenture. All payments of interest on, and principal of, the Class C Notes will be subordinated to the payment of interest on, and principal of, as applicable, the Class A Notes and the Class B Notes, as set forth in the Series 2023-2 Supplement. All principal payments on the Class C Notes shall be made pro rata to the Noteholders entitled thereto.

Payments of interest on this Class C Note due and payable on each Distribution Date, together with the installment of principal then due, if any, to the extent not in full payment of this Class C Note, shall be made by wire transfer for credit to the account designated by the Holder of record of this Class C Note (or one or more predecessor Class C Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Class C Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to

Exhibit C-3

MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.
THE PRINCIPAL OF THIS CLASS C NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS C NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.
AVIS BUDGET RENTAL CAR FUNDING (AESOP) LLC
SERIES 2023-2 ~~8.55~~6.18% RENTAL CAR
ASSET BACKED NOTES, CLASS C
AVIS BUDGET RENTAL CAR FUNDING (AESOP) LLC, a Delaware limited liability company (herein referred to as the "Company"), for value received, hereby promises to pay to
Cede & Co., or registered assigns, the principal sum of [____________________________]
DOLLARS, which amount shall be payable in the amounts and at the times set forth in the Indenture; provided, however, that the entire unpaid principal amount of this Class C Note shall be due on the Series 2023-2 Final Distribution Date, which is the October 2027 Distribution Date. However, principal with respect to the Class C Notes may be paid earlier or later under certain limited circumstances described in the Indenture. The Company will pay interest on this Class C Note at the Class C Note Rate. Such interest shall be payable on each Distribution Date until the principal of this Class C Note is paid or made available for payment. Interest on this Class C Note will accrue for each Distribution Date from the most recent Distribution Date on which interest has been paid to but excluding such Distribution Date or, if no interest has yet been paid, from ~~January 17~~February 5, ~~2023~~2024. Interest with respect to the Class C Notes will be calculated in the manner provided in the Indenture. Such principal of and interest on this Class C Note shall be paid in the manner specified on the reverse hereof.
The principal of and interest on this Class C Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Company with respect to this Class C Note shall be applied first to interest due and payable on this Class C Note as provided above and then to the unpaid principal of this Class C Note. This Class C Note does not represent an interest in, or an obligation of, Original AESOP, AESOP Leasing, AESOP Leasing II, ABCR, BRAC, ARAC or any affiliate of Original AESOP, AESOP Leasing, AESOP Leasing II, ABCR, BRAC or ARAC, other than the Company.

Reference is made to the further provisions of this Class C Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Class C Note. Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Class C Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations

Exhibit C-3

[REVERSE OF CLASS C NOTE]
This Class C Note is one of a duly authorized issue of Class C Notes of the Company, designated as its Series-2023-2 ~~8.55~~6.18% Rental Car Asset Backed Notes, Class C (herein called the "Class C Notes"), all issued under (i) a Second Amended and Restated Base Indenture, dated as of June 3, 2004 (such Base Indenture, as may be further amended, restated, supplemented or modified in accordance with its terms (exclusive of any Supplements thereto creating a new Series of Notes), is herein called the "Base Indenture"), between the Company, as Issuer, and The Bank of New York Mellon Trust Company, N.A. (as successor in interest to The Bank of New York), as trustee (the "Trustee," which term includes any successor Trustee under the Base Indenture), and (ii) a Series 2023-2 Supplement, dated as of January 17, 2023 (such supplement, as may be amended or modified, is herein called the "Series 2023-2 Supplement"), among the Company, the Trustee and The Bank of New York Mellon Trust Company, N.A., as Series 2023-2 Agent. The Base Indenture and the Series 2023-2 Supplement are referred to herein as the "Indenture". The Class C Notes are subject to all terms of the Indenture. To the extent not defined herein, all terms used in this Class C Note that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture.
The Class C Notes are and will be equally and ratably secured by the Series 2023-2 Collateral pledged as security therefor as provided in the Indenture.
Interest on the Class C Notes will be payable on each Distribution Date specified in and in the amounts described in the Indenture. "Distribution Date" means the 20th day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing on ~~February 21~~March 20, ~~2023~~2024.
Commencing on the Distribution Date following the second Determination Date during the Series 2023-2 Controlled Amortization Period, payments with respect to principal will be made on the Class C Notes. In addition, beginning on the first Distribution Date during the Series 2023-2 Rapid Amortization Period on which the Class A Notes and the Class B Notes have been paid in full, payments with respect to principal will be made on the Class C Notes. As described above, the entire unpaid principal amount of this Class C Note shall be due and payable on the Series 2023-2 Final Distribution Date. Notwithstanding the foregoing, if an Amortization Event, Liquidation Event of Default, Waiver Event or Series 2023-2 Limited Liquidation Event of Default shall have occurred and be continuing then, in certain circumstances, principal on the Class C Notes may be paid earlier, as described in the Indenture. All payments of interest on, and principal of, the Class C Notes will be subordinated to the payment of interest on, and principal of, as applicable, the Class A Notes and the Class B Notes, as set forth in the Series 2023-2 Supplement. All principal payments on the Class C Notes shall be made pro rata to the Noteholders entitled thereto.
Payments of interest on this Class C Note due and payable on each Distribution Date, together with the installment of principal then due, if any, to the extent not in full payment of this Class C Note, shall be made by wire transfer for credit to the account designated by the Holder of record of this Class C Note (or one or more predecessor Class C Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Class C Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to